Exhibit 99.1

MassRoots Investor Presentation September 19, 2019 OTCQB: MSRT IR.MASSROOTS.COM

Safe Harbor Statement This presentation is being provided for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any of MassRoots, Inc.’s (the “Company” or “MassRoots”) securities. This presentation is not intended, nor should it be distributed, for advertising purposes, nor is it intended for broadcast or publication to the general public. Any such offer of the Company’s securities will only be made in compliance with applicable state and federal securities laws pursuant to a prospectus or an offering memorandum and related offering documents which will be provided to qualified prospective investors upon request. This presentation contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. OTCQB: MSRT | IR.MASSROOTS.COM 2

Planned Acquisition of COWA Science Corporation MassRoots has entered into a definitive agreement to acquire COWA Science Corporation (”COWA”) for initially, 50 million shares of its common-stock. In addition, COWA stockholders may receive up to an additional 50 million shares of MassRoots’ common stock upon the achievement of revenue milestones of $2.5 and $7.5 million. For more information, please see the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 12, 2019. During the 2018 fiscal year, COWA generated revenues of approximately $1.5 million (unaudited) from approximately 50 cannabis and hemp-focused clients. We anticipate that the planned COWA acquisition will enable MassRoots to offer customers a complete suite of cannabis-centric products and services, including: • Advertising services, including listings on MassRoots' dispensary finder; • Growing supplements and nutrients, including white-labeled growing materials; • Consumer packaging compliant with industry-specific regulations; • Process and product development; • HVAC resources tailored to the unique needs of regulated cannabis businesses; and • Miscellaneous office and cleaning supplies, lab equipment, and bulk chemicals. OTCQB: MSRT | IR.MASSROOTS.COM 3

U.S. Cannabis Market • U.S. regulated cannabis market is forecast to grow at a 22% compound annual growth rate from $8.5B in 2017 to $23.4B in 2022, according to a 2018 BDS Analytics Report1; • Canada and California are expected to generate 41% of global cannabis sales, or $13.2 billion, by 2022 according to the same BDS Analytics Report; and • There were 3,200 dispensary and retailer licenses during the period from December 31, 2017 to September 30, 2018, according to Cannabiz Media2, with many more ancillary businesses. Strengthened by the planned acquisition of COWA Science Corporation, MassRoots’ financial model is structured to capitalize on the trend of states creating and expanding regulated cannabis markets. Because the Company is not involved in the production or sale of cannabis, it does not have to build grow facilities, open retail stores, hire additional staff, apply for licenses, or have a physical presence in a particular state in order to generate revenue. Further, as its financial model is not tied to the success of a particular location or brand, management believes the Company can host a significant percentage of all dispensaries and brands on its platform. Annual Consumer Sales Sales (in Billions of USD) 0 20 40 60 80 100 120 Organic Produce (2017) Regulated Cannabis (2017) Doughnuts (2017) Regulated Cannabis (Projected 2022) Non-Regulated Cannabis Market (Est. 2019) Beer (2017) Graph data according to: •https://globenewswire.com/news-release/2018/06/28/1531033/0/en/NEW-REPORTLegal- Marijuana-Markets-Projected-to-Reach-23-4-Billion-Employ-Nearly-a-Half- Million-Americans-by-2022-Effective-End-of-Federal-Prohibition-is-in-Sight.html •https://mjbizdaily.com/chart-putting-the-55-billion-us-retail-cannabis-market-inperspective/ Footnotes: [1] https://bdsanalytics.com/new-report-legal-marijuana-markets-projected-toreach- 23-4-billion-employ-nearly-a-half-million-americans-by-2022-effective-endof- federal-prohibition-is-in-sight/ [2] https://cannabiz.media/growth-of-dispensaries-and-retailers/ OTCQB: MSRT | IR.MASSROOTS.COM 4

Financial Model COWA is a supply chain company that provides cannabis cultivators, dispensaries, and ancillary business with the products they need to run their business. By leveraging the collective purchasing power of its network, COWA enables small and mid-sized operators to have the scale and cost advantages of their larger competitors while maintaining their independence. On the technology side of the business, after an introductory free trial period, MassRoots charges dispensaries a monthly fee to list on its dispensary finder, gain exposure to MassRoots’ audience of cannabis enthusiasts, and gain access to its business portal. Through this acquisition, MassRoots’ strategy is to capture as much of cannabis dispensaries and cultivators operating expenditure. Even if we capture 1% of this multi-billion dollar opportunity, it could result in tens of millions of dollars in annual revenue. COWA Sales Orders by Main Segments Fiscal Years 2017 and 2018 (Unaudited) Other 27% Growing Media 24% Pots and Containers 4% Pest and Disease Control 4% Packaging 6% Nutrients and Supplements 22% Cultivation Lighting 13% OTCQB: MSRT | IR.MASSROOTS.COM 5

Leadership Team Isaac Dietrich Chief Executive Officer Chairman of the Board of Directors He was the co-founder and majority shareholder of RoboCent.com from June 2012 until the buyout of his shares in December 2016. From February 2010 to December 2010, Mr. Dietrich served as Field Director for former Congressman E. Scott Rigell’s campaign. Chris Alameddin Chief Operating Officer (Upon Closing) Founder of COWA More than ten years experience in water management and operations management. Formerly General Manager - Technology New Wave Energy Services Ltd. Full lifecycle water management with an emphasis on produced water recycling and treatment systems. Jesus Quintero Chief Financial Officer Extensive experience in public company reporting and has held finance positions with Avnet, Inc., Latin Node, Inc., Globetel Communications Corp., Telefonica of Spain, PricewaterhouseCoopers and Deloitte & Touche. 6

Investment Highlights

- As one of the early pioneers in the cannabis technology space, management believes that MassRoots has a recognizable brand that it is just beginning to monetize.

- Strengthened by the planned acquisition of COWA, MassRoots' business model is structured to take advantage of the growth of the number of businesses operating in the regulated cannabis industry; there were over 3,200 dispensary and retailer licenses during the period from December 31, 2017 to September 30, 2018, according to Cannabiz Media[2], with many more ancillary businesses.

- We intend to focus on high-margin product lines such as white-labeled nutrients and supplies, upon the completion of the proposed acquisition of COWA, as well as advertising services in the MassRoots division.

- On the technology aspects of our business, our closest competitor is WeedMaps, which, according to a trade publication, as of 2014, is generating at least $20 million in revenue[1]; we believe our rewards program could offer a significant competitive advantage to both dispensaries and consumers that could allow MassRoots to grow its market share.



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Footnotes:
[1] https://mjbizdaily.com/weedmaps-will-earn-more-than-30-million-in-2014-founder-says/
[2] https://cannabiz.media/growth-of-dispensaries-and-retailers/

OTCQB: MSRT | IR.MASSROOTS.COM

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Contact Information Isaac Dietrich Chief Executive Officer MassRoots, Inc. 805-214-8024 Isaac@massroots.com September 19, 2019 Sep 19, 2019 OTCQB: MSRT | IR.MASSROOTS.COM